UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33112	22-3774845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23rd Floor, Building A, Galaxy Century Building
3069 Caitan Road
Futian District, Shenzhen, 518026
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 755 2655-3152
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On June 7, 2011, Diguang International Development Co., Ltd. (the “Company” or “Diguang”) received a notification letter from the Financial Industry Regulatory Authority (“FINRA”) regarding the Company’s failure to comply with the requirements of NASD Rule 6530, which requires the timely filing of periodic reports to the Securities and Exchange Commission (the “SEC”), due to Diguang’s delay in filing its Form 10-Q for the three-month period ended March 31, 2011 (the “Q1 Form 10-Q”).  As previously noticed in the Company’s Form 12b-25 filed with the SEC on May 16, 2011, Diguang did not file the Q1 Form 10-Q on the required due date, which was May 16, 2011, due to a decision made by its then independent registered public accounting firm to terminate its relationship with Diguang.  Accordingly, FINRA has notified Diguang that, unless it regains compliance with the requirements of NASD Rule 6530 prior to June 24, 2011, its common stock will not be quoted on the OTC Bulletin Board (the “OTCBB”) as of June 27, 2011.

As noted in a current report dated May 25, 2011 filed with the SEC on Form 8-K, Diguang has engaged a new independent registered public accounting firm as of May 19, 2011.  Currently, the Company anticipates filing the Q1 Form 10-Q on or before June 15, 2011.  With the filing of the delayed Q1 Form 10-Q, Diguang anticipates that it will regain compliance with NASD Rule 6530 and will continue to be quoted on the OTCBB.

This current report on Form 8-K contains forward-looking statements made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995.  Forward looking statements are based upon the current plans, estimates and projections of Diguang's management and are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  Therefore, you should not place undue reliance on these forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Diguang is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of backlights; timing approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks, including but not limited to risks outlined in the Company's periodic filings with the U.S. Securities and Exchange Commission.  Diguang does not assume any obligation to update the information contained in this current report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diguang International Development Co., Ltd.

Date: June 9, 2011	By:	/s/ Song Yi
Song Yi
Chairman and Chief Executive Officer

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